Exhibit 24

POWER OF ATTORNEY

       WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group Deferred Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 10th day of April, 2008.

 /s/ K. E. Bailey
Keith E. Bailey
Director

Exhibit 24

POWER OF ATTORNEY

       WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group Deferred Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 10th day of April, 2008.

/s/ R. A. Bemis
Richard A. Bemis
Director

Exhibit 24

POWER OF ATTORNEY

       WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group Deferred Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 10th day of April, 2008.

 /s/ James R. Boris
James R. Boris
Director

Exhibit 24

POWER OF ATTORNEY

       WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group Deferred Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 10th day of April, 2008.

 /s/ William J. Brodsky
William J. Brodsky
Director

Exhibit 24

POWER OF ATTORNEY

       WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group Deferred Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 10th day of April, 2008.

/s/ Albert J. Budney, Jr.
Albert J. Budney, Jr.
Director

Exhibit 24

POWER OF ATTORNEY

         WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group Deferred Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 10th day of April, 2008.

 /s/ Pastora San Juan Cafferty
Pastora San Juan Cafferty
Director

Exhibit 24

POWER OF ATTORNEY

       WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group Deferred Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 10th day of April, 2008.

 /s/ Ellen Carnahan
Ellen Carnahan
Director

Exhibit 24

POWER OF ATTORNEY

       WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group Deferred Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 10th day of April, 2008.

 /s/ Robert C. Gallagher
Robert C. Gallagher
Director

Exhibit 24

POWER OF ATTORNEY

       WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group Deferred Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 10th day of April, 2008.

 /s/ Kathryn M. Hasselblad-Pascale
Kathryn M. Hasselblad-Pascale
Director

Exhibit 24

POWER OF ATTORNEY

       WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group Deferred Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 10th day of April, 2008.

 /s/ J. W. Higgins
John W. Higgins
Director

Exhibit 24

POWER OF ATTORNEY

       WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group Deferred Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 10th day of April, 2008.

 /s/ James L. Kemerling
James L. Kemerling
Director

Exhibit 24

POWER OF ATTORNEY

       WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group Deferred Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 10th day of April, 2008.

 /s/ Michael E. Lavin
Michael E. Lavin
Director

Exhibit 24

POWER OF ATTORNEY

       WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group Deferred Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 10th day of April, 2008.

 /s/ J. C. Meng
John C. Meng
Director

Exhibit 24

POWER OF ATTORNEY

       WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group Deferred Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 10th day of April, 2008.

/s/ William F. Protz, Jr.
William F. Protz, Jr.
Director

Exhibit 24

POWER OF ATTORNEY

       WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group Deferred Compensation Plan; and

       WHEREAS, the undersigned is a Director of the Corporation;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 10th day of April, 2008.

/s/ Larry L. Weyers
Larry L. Weyers
Director